MCKEE NELSON LLP

5 Times Square, 35th Floor

New York, New York  10036

Telephone:  (917) 777-4200

Facsimile:  (917) 777-4299

April 30, 2003

BY MODEM

Securities and Exchange Commission

Judiciary Plaza

450 Fifth Street, N.W.

Washington, D.C. 20549

Re:

Credit Suisse First Boston Mortgage Securities Corp.,

CSFB Mortgage Pass-Through Certificates, Series 2003-7

Ladies and Gentlemen:

On behalf of Credit Suisse First Boston Mortgage Securities Corp., (the “Company”), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, as amended, the Company’s Current Report on Form 8-K, for filing of the Pooling and Servicing Agreement in connection with the above-referenced transaction.

Very truly yours,

/s/ Priti Dave

Priti Dave

Enclosure